(BRANDYWINE FUND, INC. LOGO)

MANAGED BY FRIESS ASSOCIATES, INC.

QUARTERLY REPORT
DECEMBER 31, 1996

DEAR FELLOW SHAREHOLDERS:

We're delighted with your Fund's strong finish for '96, jumping nearly 3 percent in the last two weeks to complete the quarter with a 6.9 percent rise. You finished the year up 24.9 percent nicely outpacing the 17.5 percent gain posted by Lipper Analytical's Growth Fund index.

Your results also beat out the 23 percent increase in the S&P 500, the Nasdaq Industrials' 15 percent climb, and almost doubled the IBD's Mutual Fund Index growth of 12.9 percent.

This is particularly satisfying in view of the fact that most of the progress in the market in general this year was in the larger cap stocks. Your portfolio holds only about one third of its assets in big cap companies.

If you eliminate the 100 largest over-the-counter Nasdaq companies, those remaining Nasdaq stocks increased only 5.5 percent!

Brandywine Fund earned some notoriety in the January 1 New York Times for its 1996 return. The ranking showed your Fund as the number one fund for the year among the largest mid-cap funds they listed and it was also the best performer for the last three years with its 19.3 percent annualized increase.

We are grateful for Morningstar's highest five-star rating.

Your five year figure is also impressive at 140.4 percent, 19.2 percent annualized, compared to just a 102.9 percent increase for the S&P 500 and the
65.9 percent rise in the Nasdaq Industrials.

MOST RECENT FIVE YEARS

NASDAQ IND.              65.9%
IBD*<F1>                 73.7%
S&P MIDCAP               74.4%
LIPPER GROWTH            84.9%
S&P 500*<F1>            102.9%
YOUR FUND*<F1>          140.4%

*<F1>TOTAL RETURN (Past performance is not indicative of future performance.) IBD = INVESTOR'S BUSINESS DAILY MUTUAL FUND INDEX

Our mantra of "Never Invest in the Stock Market, Invest in Individual Companies" was supported by the performance on January 3 of Diane Hakala's Intel pick. It surged 8 points in a single day for a six percent move while ESS Technology, selected thanks to advice from your consultant Jon Evans, jumped seven percent! Both, as well as other technology stocks, had been under pressure as leading computer retailer CompUSA reported disappointing monthly sales.

This was perceived as a slow-down in the entire PC industry, but your Friess Associates research team determined that the weakness was primarily on the consumer end. Buyers were deferring purchases awaiting the introduction in the weeks ahead of the powerful MMX chip from Intel which will provide a broader range of multi-video capabilities. Business PC demand remains robust.

Continued strength in the Networking arena benefits companies which show a consistent ability to deliver new products and services and allows the strong to get stronger. During the quarter, David Harrington's 3Com brought in $35.4 million, Andy Graves' Cisco Systems added $7.5 million, while Carl Gates' Uniphase gained $2.7 million.

Some particularly strong gainers for you during the quarter were Jon Fenn's American Power Conversion up 67 percent, AJ Berk's Bio-Technology General which rose 65 percent, Clarke Adams' Metzler Group which jumped 60 percent, and John Ragard's USAir pick, up 42 percent.

Conditions in the U.S. remain good for sustaining a growing economy and expanding corporate profits. Commentators continue to speculate about the need for an increase in the discount rate because of the strengthening economy (or did they say THIS WEEK we need a decrease because the economy is weakening?). Most visible measures of inflation remain in check, thanks in large part to the consistent hand of the Federal Reserve.

The volatility in the bond market resulting from these weekly gyrations in the economic outlook again underscores the value of the Friess Associates approach which focuses on the progress of the COMPANY.

An analysis by William O'Neil shows that your companies are experiencing growth greater than those companies in the S&P 500.

COMPANY GROWTH

AVERAGE INCREASE
LATEST 12 MOS. EARNINGS
YOUR COMPANIES        51%
S&P 500               13%

AVERAGE INCREASE
LATEST QUARTERLY EARNINGS
YOUR COMPANIES        58%
S&P 500               13%

ALL S&P FIGURES ARE UNWEIGHTED. ANALYSIS BY WILLIAM O'NEIL & CO., INC. DECEMBER 27, 1996.

The fourth quarter of 1996 witnessed falling interest rates, reflecting subsiding fears that inflation will accelerate materially in the near future.

Alan Greenspan's recent suggestion that action may need to be taken if there were "irrational exuberance" in the stock market purged many weak holders from the market -- making room for future advances. With the continuous decline in interest rates during the last nine years, it's easy to forget that the long term Treasury bond's rate has declined by almost 50 percent in the past decade.

The extended economic expansion we've experienced has created concerns that labor costs are escalating as the economy reaches full employment. In many businesses, it remains very difficult to raise prices due to aggressive competition. This combination can cause profit margins to decline unless companies increase productivity. Fortunately, many businesses are doing just that.

Continued expansion of investments in communications and computing technologies is creating a dramatic increase in labor productivity. The Bank Credit Analyst states manufacturing unit labor costs have stayed flat for the last five years due to a dramatic increase in information processing equipment investments -- many created by your companies.

Your research team remains comfortable that near term interest rates will continue to provide an environment where the stock market will focus on the dynamic fundamentals your companies are experiencing.

Since your Fund's inception our investment strategy has remain unchanged, creating an annualized gain of 19 percent compared to the S&P 500's 15.6 percent annualized return. Over the last ten years, your Fund is up 479 percent or 19.2 percent annualized.

MOST RECENT TEN YEARS

IBD*<F2>                190.7%
NASDAQ IND.             217.7%
LIPPER GROWTH           258.1%
S&P 500*<F2>            314.1%
YOUR FUND*<F2>          479.3%

*<F2>TOTAL RETURN (Past performance is not indicative of future performance.)

Others continue to discover the value of this strategy as $75 million in new assets were entrusted to us during the quarter. Your Friess team is equally committed with more than $35 million invested with you, and the Nobel Foundation remains one of your largest fellow shareholders.

As your statement from Firstar will reflect, your final distribution for the year totaling $0.278871 was made on December 27 -- $0.22106 in short term capital gains and $0.057811 in long term capital gains. The reinvestment price was $34.12.

We are grateful for the many kind comments hundreds of you sent along with your Christmas or seasonal greetings. We are encouraged by your thoughtful remarks. Sharing them with the rest of our team inspires all of us to continue working hard for you.

We're excited about the new beginning January 1 brings us. Equally exhilarating was the finale of our year as Lynn and I experienced the joy of seeing scientific, economic, and literary excellence recognized at the Nobel Award ceremonies December 10.

We enjoyed dining with the King and Queen of Sweden and 1,750 of their closest friends in the Stockholm City Hall banquet room afterwards. It is SOME event!

We look forward to a happy and prosperous new year and remain committed to managing your assets enthusiastically and prudently.

God Bless!

/s/ Foster Friess

Foster Friess
President
January 6, 1997

All of us at Brandywine Fund were saddened by the terrible tragedy at Wyman-Gordon's plant in Houston last month. We extend our heartfelt condolences to the families and friends who lost their loved ones in that fatal explosion.

We always marvel at the many people at all the companies comprising your portfolio whose efforts day in and day out are what create the successes we all enjoy. Without their hard work, in whatever capacity, these companies would not be generating their excellent products and technologies.

The eight people at Wyman-Gordon sacrificed their lives laboring to do their jobs successfully. We salute their efforts and honor their memory.

It is with our deepest sympathy and sincere appreciation that we are making a donation of $10,150 as a result of a collection from all the teammates at Friess Associates on behalf of all Brandywine shareholders to the Wyman-Gordon Employee Relief Fund, Cameron Credit Union, PO Box 41308, Houston, TX 77241-1308.

HIGHLIGHTS...

APPAREL & SHOES

CEO Paul Charron of LIZ CLAIBORNE simply won't rest on his laurels. Despite a rising stock price and increasing revenues and margins in the competitive women's apparel business, he recently told us he must strive for improvement. "There are always new or existing competitors waiting for us to stumble or those getting an early jump on a new fashion trend." That attitude has shaped a resurgence at your company.

Mr. Charron and a new staff of aggressive managers and buyers took the reins early in 1995, and made a series of dramatic changes at your company.

The number of clothing items offered were pared back, lowering inventory risk to Liz Claiborne's key department store customers. Fast-growing smaller brands within the company, such as the Sport and Dana Buchman lines, helped add some pizzazz to your company's fashions.

Finally, Liz Claiborne cut $65 million in overhead costs since early 1995, with another $35 million in savings planned for 1997. The last quarter showed a 22 percent increase in earnings from $.64 to $.78.

Jumping 36 percent since purchase, your shares sell today at $39, a modest 15 times expected 1997 earnings.

COMPUTERS & RELATED

Have you ever been working on your PC when a sudden power outage causes you to lose all the information you had just labored over? Then you know how frustrating that can be. AMERICAN POWER CONVERSION CORPORATION is the world's largest manufacturer of uninterruptible power supplies for computer equipment, making products which ensure this kind of inconvenience doesn't happen, and, if it does, that no damage ensues.

Servers are fast becoming critical equipment in the operations of most businesses and often require an uninterruptible power supply for protection from brownouts and power surges.

American Power won recent contracts with NEC Corp. and Western Digital. Sun Microsystems and Electronic Data Systems are other major customers of your company.

In the September quarter, revenues were $194 million, up 36 percent from last year's $142 million, driving earnings per share up 66 percent from $.18 to $30. Don Muir, Chief Financial officer told us that he is particularly excited about your company's international opportunities. Many developing nations have unreliable power supplies and experience more brownouts and blackouts than we do in the United States, creating strong demand for your company's product in less developed countries.

Your shares sell at $27 today, up 77 percent from their August purchase price of $15.

What good is a computer if it cannot save the information you've inputted? The products made by WESTERN DIGITAL enable personal computers to store this valuable data. Your company is the third largest manufacturer of hard disk drives with customers like AT&T, Toshiba, and IBM.

With the number of Internet users growing steadily, the demand for more sophisticated storage capabilities is increasing. During 1995 and 1996, Western Digital invested heavily in producing new high speed, high reliability products with higher margins to meet this need. That move is paying off.

The recent September quarter saw earnings per share explode to $.70, more than four times the $.16 reported last year. Revenues were up 58 percent for the quarter.

Western Digital's WD Enterprise line of disk drives has capacities up to 4.2 gigabytes and is designed for LAN (local area network) servers and multi-user systems. We learned recently from VP of Finance Dustin Williams that many Western Digital products remain on allocation to customers.

Your shares now sell at $57, up 133 percent since their April purchase price of $24.

DISTRIBUTION

When you're looking to get a complete computer set-up, it's likely that no matter what reseller you go to in the U.S., Canada, or South America, you'll purchase products supplied through TECH DATA, one of the world's largest wholesale distributors of a full line of computer goods including software, hardware, and supplies. Your company sells merchandise from more than 350 manufacturers, including Compaq, IBM, Microsoft, and Hewlett-Packard.

Value services like advertising assistance, favorable credit terms, and product support -- a team of engineers providing technical advice by phone -- allow Tech Data to continue to gain market share.

We learned recently from CFO Geoff Howells that your company continues to see further market share growth from the major computer overhaul made a year ago, bringing in such efficiencies as bar-coding every product. The MIS (Management Information Systems) now in place enables Tech Data to offer a quick turnaround on merchandise. Customers can get products in one day from Tech Data, whereas from others in the industry, they would wait a week.

Last quarter earnings soared 111 percent from $.18 to $.38 on a revenue increase of 47 percent.

Since purchase last February, your shares have grown 69 percent to $27.

MACHINERY/CONSTRUCTION & MISCELLANEOUS

Small lighting devices used in cars, appliances, and computers often contain as many as ten parts -- including cable, sockets, wiring, plugs and bulbs. CHICAGO MINIATURE LAMP designs, manufactures and assembles these parts into a single unit for its customers thereby saving them time and money.

Your company offers a final product specifically designed to meet the customer's designated guidelines which is installed directly into the car's dashboard -- whether it be a Ford, Mercedes, GM, or BMW -- a Black & Decker coffee maker, or a Compaq computer. Other major customers like AT&T and Cabletron use Chicago Miniature products for their telephones and networking systems.

We learned from CEO Frank Ward that Chicago Miniature is always developing new products to reduce their customers' cost in lighting assemblies. This focus on innovative, value-added products helps your company continue to gain market share.

Earnings zoomed 77 percent during the recent August quarter to $.20 from $.11. Revenues leapt 72 percent from $25 million from $15 million during the period.

Your shares are more than double their June purchase price of $18 selling today at $41.50.

OIL/GAS FIELD SERVICES

In the Gulf of Mexico, there are areas known to be rich with natural gas but not yet exploited. With its fleet of 14 mobile, jack-up drilling rigs that can drill to depths of 20,000 to 30,000 feet in water up to 300 feet deep, MARINE DRILLING COMPANIES, INC. is well equipped to handle the demand which major oil and gas companies are creating in this area.

Exxon, Shell Offshore, Seagull Energy E&P, and the Mexican national oil company, Petroleos Mexicanos, each utilize your company's drilling services.

Contracting exclusively on a day-rate basis, Marine Drilling benefits from the low supply worldwide of mobile rigs. The cost of building a new rig is twice the daily rental cost, so there isn't much incentive for most customers to build new drilling machinery. This shortage causes rates at your company to rise almost daily.

In the recent September quarter revenues soared 93 percent to nearly $30 million from $15.5 million, driving earnings to $.15 from a loss a year ago.

Recently your low-debt (less than 10 percent of equity) company adopted a shareholder rights plan. According to Chief Financial Officer William Flores the reason for this move was that management felt it was good for the company to have its shareholders become more fully invested.

Growing 87 percent since purchase in June, your shares now trade at $20.

POLLUTION CONTROL

No one likes the idea of burying refuse or setting it out to sea on a barge, particularly if it is hazardous waste, which is often very expensive to dispose of. PHILIP ENVIRONMENTAL can recycle industrial waste to create new, useable raw materials for its customers. Your NYSE-listed company can actually save money while also saving the environment.

Comprising 42 percent of revenues in 1995 is Philip's metals recovery process. Philip recycles copper from old wire and cable for Bell Atlantic and other telephone companies. Alan Fracassi, Chief Executive Officer, told us that the company recently added second and third electrostatic separators to improve upon the 80 percent yields from this process.

Major customer Ford Motor Company now uses 5 percent less new paint for each new car made by using materials derived from Philip's paint recycling process.

Earnings in 1995 were up 20 percent from 1994's figures on revenue growth of 25 percent. For the recent September quarter, revenues rose 24 percent from $117 million to $145 million driving earnings up 19 percent from $.16 to $.19.

Purchased for you in October at $11, your shares climbed 35 percent to $14.50.

SOFTWARE

Prospering from offering its products via the Internet, MCAFEE ASSOCIATES developed some of the first and best anti-virus software well before the term anti-virus became a household word.

Unlike its top competitor Symantec, McAfee sells its products primarily electronically, allowing network administrators and at-home computer whizzes to download the software via modem, try it out for a month for FREE, and THEN pay for it. A key advantage to this strategy? More people trying it out than if users had to buy pre-packaged software at the computer store.

In the most recent quarter ended September 30, McAfee's sales jumped 85 percent to $47 million pushing earnings up 60 percent to $.24 versus $.15.

A recent conversation with CEO Bill Larson outlined McAfee's strategy of an Internet "cafeteria line" of software products. "We want our traditional anti-virus users to try our other products and then convince network administrators, who buy thousands of copies at once, of our depth of network software offerings."

Purchased for you in July at $35, your shares increased 26 percent to $44.

FELLOW SHAREHOLDER . . .

"To build a better world, start in your own community." That's the slogan found on the letterhead of Lehman Communications Corporation, a publishing company which runs three daily community newspapers in Colorado. Chief Executive Officer and Publisher Ed Lehman illustrates the slogan in everything he does -- not just in business, but in his personal life as well.

Ed began his career as a lawyer. He was a trial lawyer for three years in the Denver District Attorney's office handling his share of difficult cases -- nine of them murder trials -- and then spent two years as a partner in a law firm. However, law could not keep him from the career he most enjoyed -- journalism.

While attending Denver University's law school at night, he got his first taste of the newspaper business working at the Rocky Mountain News and the Denver Post during the day.

In 1957, he and his wife Ruth, bought a majority share of the Longmont Daily Times-Call and Ed became Editor and Publisher of the newspaper. Ruth and Ed then acquired the Loveland Reporter-Herald and the Canon City Daily Record and the company assumed its current name.

Ed enjoys his work. "Being responsible for the overall operation of the three papers gives me the opportunity to interact closely with three distinctly different communities, defining their individual objectives, addressing their problems and devising solutions," Ed reflects.

"We also focus on development issues including the political perspective and the various leaders who have an effect on the community." Each paper has been in circulation for more than a century.

Serving since 1986 as a Trustee of Boettcher Foundation, a Friess Associates client, Ed was introduced to the Friess strategy. "The Foundation really appreciates this association," Ed explains. "It's as if we're investment partners with the firm in addition to being a valued client."

Seeing first-hand that Friess Associates grew Boettcher's assets, Ed and Ruth decided to invest their personal assets and are shareholders in Brandywine and Brandywine Blue.

According to Ed, investing is a challenge for most business people because they find they are too busy with their jobs to devote anything more than a part-time effort toward the stock market.

"Successful investing really requires a full throttle approach, and Ruth and I can no more work on just LOCATING the right stock let alone knowing when to buy or sell it. Brandywine Fund handles those important details for us."

Along with Boettcher, Ed has served with many other groups including being President of the University of Denver National Alumni Association, the Colorado State Press Association, and The Inland Press Association. He also served as a member of the Colorado House of Representatives.

Married for 46 years, Ed and Ruth have two children and two grandchildren, all of whom live in Colorado, making for frequent family visits.

-Rebecca Buswell

RUSS . . .

"Every day another situation arises to remind us how fortunate we are to have Russ Boone on board," explains Doug McMinn. "Russ has been consulting with us for about four years, and I've never seen a computer problem that he can't solve."

No one has been more instrumental in the technological growth of Friess Associates than Russ. When he first came on the scene, the Jackson office had just recently opened and it housed only two full-time teammates. Now, your Friess team operates out of four offices each with anywhere from six to 20 people, who can communicate with one another instantaneously via computer. Russ is largely responsible for designing and maintaining that system.

In April, when the Delaware operations and trading team moved to a new building, Russ spent the weekend transporting the entire computer system -- which supports more than 60 computer stations -- to the new location. With the complex set-up Friess Associates has, it's amazing that the move occurred without a hitch so that on Monday morning in the new office, everything was in top-notch working order. That's just the kind of task Russ handles with ease.

Not only is Russ skilled in the hardware end, he can also figure out any glitch that might arise in a software package. In fact, there are times when a bottleneck occurs in a newly installed software program that even the support people can't fix. Russ alleviates the problem and then instructs the company how it was done.

"As our growth advanced from $5 billion to $6 billion in just three months, and then to nearly $11 billion in the next 18 months, Russ has made sure that the infrastructure we have set up grows with us," Doug relates. "We have more than a dozen software programs and Russ sees that they work together to help us in our obligations to our clients and shareholders."

Russ enjoys making the virtual office concept a reality. "It is exciting to help Friess Associates implement the many technological advances that exist to improve communications between the teammates wherever they are located."

A master in Lotus Notes, Russ creates numerous databases including the Research Tracking Database which enables your research team to monitor the companies in your portfolio. Every time a call is placed to one of your holdings, an entry is made and that entry is immediately accessible to every researcher. Russ also designed a laptop for every researcher so that while they're traveling visiting your companies they can easily make updates to the system in one simple step.

Aside from dissecting and fixing computer systems, Russ enjoys outdoor activities like camping, white-water rafting and canoeing. He also loves to travel. Two years ago he went to Africa and spent a month in Zimbabwe studying sustainable wildlife management.

-Rebecca Buswell

KEEPING IN TOUCH . . .

A big thanks to all of you who continually share your remarks with us. Your feedback about our management of the Fund is appreciated and helps us find ways to better serve your investment needs.

Please don't hesitate to email me at kfazler@friess.com or at bfunds@friess.com, fax me at (302) 656-9015, or write to P.O. Box 4166, Greenville, DE 19807, with any of your ideas. I'll pass your comments along to the team and get answers for you.

-Kelli Fazler

UNCLE SAM'S TIME IS HERE . . .

and Firstar will once again be sending your 1099 form to you in mid-January for your tax filing purposes. Please remember to consult your tax adviser for any additional assistance you may need.

DIANE . . .
Gains of more than $250 million from such big names as Compaq, Sun Microsystems, Dell Computer, and Hewlett-Packard were picked by your Delaware-based researcher, David Harrington. David could not have made these picks without the daily assistance provided him by his research manager, Diane McGonagle.

Diane first started at Friess in Fall 1994. Her previous experience at McDonnell & Company, a Philadelphia brokerage house, prepared Diane well for her responsibilities to help grow the assets in Brandywine Fund. The quick pace of getting orders to the trading floor in a timely fashion showed Diane how hectic the investment business can be.

"Even though my current role isn't in trading, my function here is just as crucial -- perhaps even more so -- because I contribute to the management of more than $10 billion that many people and organizations are counting on to reach their financial goals," Diane explains. "It is my job to see that David knows what's going on with his companies." Diane sifts through the barrage of information David receives from Wall Street and forwards to him only what will be most helpful.

David says Diane is invaluable to him. "She puts me in touch with the key people at the company." Daily, Diane hunts for any breaking news on the stocks he follows and as the preliminary filter, she ensures that David's time is spent most efficiently on making the buy and sell decisions that ultimately create the gains you experience. David continues, "Most importantly, Diane is always pleasant and eager to help. A positive attitude is everything in this business."

Diane and her husband of 29 years, Bob, have three grown children, Denise, Tara and Keith, who all live in the general vicinity of Diane's hometown, Philadelphia. The McGonagles also support a young girl from Bolivia whom they sponsor through the Save the Children Foundation. Communicating through letters and receiving photos, Diane learns about the girl's struggles and says, "We feel fortunate that we are able to give this small but much needed help to a child."

Covenant House in New York City is another organization Diane and Bob sponsor. Many runaway teens who have stayed at the halfway house through the years have written letters expressing gratitude for the support folks like Diane and Bob give which helped them in turning their lives around.

Avid about keeping physically fit, Diane walks four miles every day and makes time three times a week to attend her step aerobics class. She also enjoys playing tennis and skiing with her family.

This year Diane undertook a new challenge -- coaching a soccer team for girls under age 8. "I had such a good time with these kids who were so eager to learn and work together as a team," Diane explains. "We even won our division the first time around!"

-Rebecca Buswell

GROWING YOUR FUND . . .

We want to note the contributions of workers at the companies in which we invest. It is their energy and talents which create profits in their companies which in turn add value to your investment.

This month we highlight Mark Murray, a Customer Relations Representative at the Sears Repair Service Unit in Raleigh, North Carolina. Mark fields incoming calls from customers with problems ranging from service delays to billing mix-ups. Being such a positive person, Mark enjoys the challenge the diverse calls create. "Customers are what keep us in business, so we just have to do whatever it takes to make them happy. If we have broken a promise to them, we have to make it right."

Mark started at Sears at the Teleservice Center in Greensboro answering the 800 number before he was transferred to a local service unit. Most of the problems are handled at the teleservice center, so if someone calls the local unit Mark says, "We are the last stop and we have to take care of the problem."

The new trainees are sometimes surprised to see Mark, the trainer in the unit, working on his computer with the monitor turned off. Mark forgets to turn it on because he is totally blind.

Modern technology converts the screen display into a Braille display, a system Mark learned when he worked for Holiday Inns. With this aid, Mark says, "Anything you can do with sight, I can do. Sears is great about hiring blind people and giving us a shot. They have found we make good employees."

At the age of two, Mark developed cancer of the optic nerve and lost his sight. Crediting his parents for raising him like a normal kid, a great school for the blind where he lived and studied, and his early training from Goodwill Industries, Mark leads an independent life with many interests, including basketball with a beeper on the ball, cooking, and bowling.

"We had a bowling lane at the blind school and we enjoyed it so much we started a bowling league." Mark remembers. His current bowling league competes with blind leagues in others cities and the team is going to Pittsburgh for the Nationals.

"Thanksgiving Day was my second anniversary at Sears. I have found a home here and really enjoy what I do." We congratulate Mark and Sears, Roebuck & Co. for forging an employee-management relationship that gets the job done.

-Margaret Barton

FUND BROKER . . .

Buying a stock is just one side of the investment equation in your Fund. Bear Stearns broker Michael Needleman explains that knowing when to sell is key to your portfolio's success. Michael looks at the valuation of the stock, its expectations, and other issues to determine if it might be time to sell.

"A telltale sign can be finding a weak link within the industry that will likely affect most related companies," Michael says. "I also look at whether there are additional buyers of the stock and if there is much new information out there about the company. Those two factors can drive the stock price up which often makes maintaining the position a wise move."

For Michael, finding a company that meets Friess Associates criteria for Brandywine Fund is based on analysts' comments and feedback as well as observations from contact with the company management. Additionally, Michael pinpoints the company's catalyst for growth and scrutinizes the company further, looking at distribution cycles and marketing patterns.

With a four year football scholarship, Michael attended Northeast Louisiana University, earning a double BS in Marketing and Management. He and wife, Jill, reside in Dix Hills on New York's Long Island with their two young sons, Ethan and Joshua who are four and two.

Michael works closely with research teammates John Ragard and A.J. Berk and your consultants Hank Bannister and Mike Davis. When he has an idea -- whether it be a buy or a sell -- he filters his information to your team who makes the final decision on whether to act. Just as your three research locations in Wilm-ington, Jackson, and Phoenix are tied together through Lotus Notes, so are all your preferred brokers connected. Michael sends his ideas through email using a form which he had a hand in creating.

John Ragard is impressed with Michael's abilities. "Working directly with us for only a year, Michael has been quick to pick up on what we are looking for in new stock ideas that fit our approach. He is idea driven and digs deep into issues that others might miss."

Praxair, Kinetic Concepts and IMC Mortgage were all companies Michael worked on for your Fund. Together they've brought you more than $5 million in gains.

"The dynamics of the Friess Associates organization fit well with my own skills and work patterns," relates Michael. "The firm's objective is well defined and their process is no-nonsense, emphasizing how everyone personally contributes to that mission."

-Rebecca Buswell

MARKET CAP . . .

Your mid cap companies -- those between $1 billion and $5 billion -- shifted the most this quarter. Moving back from 43.4 percent of the portfolio in September, they now comprise 41.2 percent of your holdings. You captured gains of $54 million by selling Associates First Capital, Tommy Hilfiger, ADC Telecom, Pennzoil, and Beneficial Corp.

Your large cap holdings grew slightly from 40 percent in September to 41.1 percent. More than $233 million in gains from Intel, Schlumberger Ltd., Cisco Systems, 3Com, Dell Computer, Tellabs, and Gap contributed to this increase. You also purchased Toys R Us, EMC Corp., and USX Marathon Group.

New to your small cap stocks this quarter are Metzler Group, already up 60 percent, Paul Harris Stores, up 53 percent, Benchmarq Microelectronics climbing 52 percent and Qlogic, rising 51 percent This category grew from September's
15.7 percent to 16.0 percent currently.

YOUR COMPANIES' MARKET CAPITALIZATION

CASH                 1.7%
SMALL CAP           16.0%
MID CAP             41.2%
LARGE CAP           41.1%

ALL IS NOT ROSES . . .

Stocks go up and stocks go down. Happily, we can report that the gainers greatly outnumbered those that went down during this quarter.

You saw six stocks dropping back more than $10 million over the last three months, with Toys R Us, Informix Corp., and Computer Associates each losing more than $25 million. CompUSA and Iomega Systems gave up $14.5 million each, while SCI Systems fell back $12 million. SCI Systems still remains a good gainer for you overall with nearly $5 million in gains since purchase. You no longer hold Iomega and Informix.

Your top two winners for the quarter -- Intel with $92 million and Dell Computer with $47 million -- together brought in nearly $12 million more than the above six companies gave up. Other big performers during the quarter were 3Com Corp. at $35 million, Schlumberger with $34 million, Adaptec gaining $31 million, TJX Companies bringing in $26 million, Compaq with $24 million, and Oryx Energy and Western Digital each adding $20 million.

Conseco, Global Marine, Noble Drilling, American Power Conversion, BJ Services, EMC Corp, USAir, Marine Drilling, and Tellabs gained more than $10 million apiece, giving you 18 companies which exceeded the $10 million mark this quarter.

ON THE CUTTING EDGE . . .

MORE THAN JUST DIRECTIONS

The 1997 Cadillac DeVille features OnStar, a navigational system that wows us. If the driver becomes lost, a human being will provide directions which are recorded for instant replay. Through the use of satellites, the exact location of the car is always known, a great theft deterrent. If an air bag is deployed, emergency assistance is immediate. Locked out of the car? A satellite will unlock it from outer space. Need to make hotel, airline, or restaurant reservations? Need to find the nearest ATM for cash? OnStar will take care of that, too.

JUST LIKE BEING AT THE MOVIES -- AT HOME

The Federal Communications Commission has approved a plan to deliver crisp, movie-quality pictures and CD-quality sound in a format called high definition television. It could appear as early as 1998. The FCC's action marks a crucial step in implementing higher-quality digital TV in the U.S. and harkens the biggest change to television since the advent of color in 1953.

FLUENT SOUNDING SPANISH, FRENCH, GERMAN, ENGLISH -- FROM YOUR PC

A University of Chicago linguist, John Goldsmith, is working with Microsoft to make computers pronounce text -- any text -- naturally. If a computer sounds humanlike now, it's because someone recorded the message. This new technology will be a completely computer-generated, human-sounding voice. Goldsmith's program has a computer speak in rounded Midwestern tones.

X-RAY VISION ANYWHERE

A compact mobile X-ray unit developed by Naval Research Lab is battery-operated and weighs just 26 pounds. Combine it with an X-ray detector of the type used for dental X-rays, control it all with a notebook computer, and you have an instrument to use in remote or confined spaces for X-ray inspection, security surveillance, and medical applications. Conventional X-ray generators use rack-mounted power supplies and can weigh hundreds of pounds. Researchers have working models and estimate it will take about a year to make a production model.

TOP TEN . . .

Your Software holdings experienced the biggest top ten shift this quarter, moving down from the number 3 spot in September to number 9 currently. You sold Cheyenne Software, Project Software Development, Structural Dynamics, and Vanstar while securing $5.6 million in gains.

To better define your Fund's holdings, we have split Retailing (which was No. 1 in September) into Retailing - Specialty and Retailing - Department Stores.

Retailing - Specialty retains the number 1 position with 13.1 percent as CVS Corp., Paul Harris Stores, MacFrugal, Footstar, Dress Barn and Linens 'N Things were all added during the quarter. Already these companies together have gained more than $15 million.

Department Stores alone is in the top ten with 3.3 percent of your portfolio, with the growth you've enjoyed in Sears Roebuck & Co., Consolidated Stores and Proffitts, combined bringing in nearly $20 million.

Coming in at number 6 with 6.7 percent is Semiconductors & Related moving up from number 9 last quarter at 4.6 percent. ESS Technology, VLSI Technology, SIPEX Corp., and National Semiconductor are all new to your portfolio this quarter.

TOP TEN INDUSTRY GROUPS

Retailing - Specialty      13.1%
Computers & Related        12.8%
Oil/Gas Field Services     12.3%
Financial/Business Services 7.2%
Networking                  6.8%
Semiconductors & Related    6.7%
Communications              6.6%
Apparel & Shoes             5.4%
Software                    5.4%
Department Stores           3.3%
Cash                        1.7%
All Others                 18.7%

                             BRANDYWINE FUND, INC.
                            STATEMENT OF NET ASSETS
                               December 31, 1996
                                  (Unaudited)

                                                                   QUOTED
                                                                   MARKET
    SHARES                                               COST      VALUE (B)<F4>
    ------                                               ----      ------

COMMON STOCKS - 98.3% (A)<F3>

            APPAREL & SHOES - 5.4%
   780,000  Fruit of the Loom, Inc.                   $27,984,546 $29,542,500
   336,200  Genesco Inc.                                2,997,606   3,109,850
   892,800  Gucci Group, N.V.                          66,798,510  57,027,600
 1,027,400  Jones Apparel Group, Inc.                  20,555,815  38,399,075
 2,091,200  Liz Claiborne, Inc.                        59,394,005  80,772,600
 2,163,300  NIKE, Inc. Cl B                            50,346,711 129,257,175
   287,600  Unifi, Inc.                                 8,982,274   9,239,150
   403,800  The Warnaco Group, Inc.                    11,361,128  11,962,575
                                                     ------------ -----------
                                                      248,420,595 359,310,525

            THIS SECTOR IS 44.6% ABOVE YOUR FUND'S COST.

            AUTOMOTIVE & RELATED - 0.3%
   179,700  Arvin Industries, Inc.                      4,288,833   4,447,575
   294,700  SPX Corp.                                   6,641,336  11,419,625
   108,000  Tower Automotive, Inc.                      2,670,549   3,375,000
                                                     ------------ -----------
                                                       13,600,718  19,242,200

            THIS SECTOR IS 41.5% ABOVE YOUR FUND'S COST.

            BUILDING & RELATED - 0.5%
   362,800  Dal-Tile International Inc.                 5,077,476   7,392,050
   155,000  Hughes Supply, Inc.                         5,495,523   6,684,375
   150,000  Pacific Greystone Corp.                     1,673,330   1,650,000
   476,000  U.S. Industries, Inc.                      12,651,853  16,362,500
   141,600  Watsco, Inc.                                3,712,483   4,088,700
                                                     ------------ -----------
                                                       28,610,665  36,177,625

            THIS SECTOR IS 26.4% ABOVE YOUR FUND'S COST.

            COMMUNICATIONS - 6.6%
   448,000  ACC Corp.                                  14,454,050  13,552,000
   561,200  Andrew Corp.                               28,040,473  29,778,955
   480,000  Aspect Telecommunications Corp.            26,449,151  30,480,000
   297,000  Dynatech Corp.                             10,045,426  13,142,250
   224,600  LCC International, Inc.                     3,756,715   4,155,100
   478,700  MasTec, Inc.                               15,264,198  25,371,100
   105,100  MICROS Systems, Inc.                        3,216,128   3,231,825
   295,200  Olicom A/S                                  5,237,968   5,553,598
   235,000  Periphonics Corp.                           4,368,751   6,873,750
 3,993,400  Tellabs, Inc.                              76,471,438 150,251,675
 2,046,300  U.S. Robotics Corp.                       148,220,171 147,333,600
                                                     ------------ -----------
                                                      335,524,469 429,723,853

            THIS SECTOR IS 28.1% ABOVE YOUR FUND'S COST.

            COMPUTERS & RELATED - 12.9%
 2,787,600  Adaptec, Inc.                              59,065,604 111,504,000
   945,300  American Power Conversion Corp.            13,819,569  25,759,425
   646,700  Auspex Systems, Inc.                       10,221,638   7,517,887
   182,700  BancTec, Inc.                               3,904,990   3,768,188
    75,000  CHS Electronics, Inc.                         947,500   1,284,375
 2,504,600  Compaq Computer Corp.                     145,310,709 185,966,550
   260,800  Control Data Systems, Inc.                  6,096,553   5,737,600
   973,200  Data General Corp.                         13,834,403  14,111,400
 2,505,000  Dell Computer Corp.                        40,389,751 133,078,125
   132,700  Donnelley Enterprise Solutions Inc.         3,370,055   3,251,150
 2,796,200  EMC Corp. (Mass.)                          81,556,301  92,624,125
 1,798,100  Gateway 2000, Inc.                         70,347,113  96,311,630
   196,800  Mastech Systems Corporation                 3,194,719   3,739,200
   158,500  MicroTouch Systems, Inc.                    2,856,115   3,804,000
    93,150  Pomeroy Computer Resource, Inc.             1,871,895   3,423,263
   175,000  Procom Technology, Inc.                     1,629,220   1,662,500
 1,130,200  Quantum Corp.                              29,917,429  32,351,975
   816,100  Read-Rite Corp.                            20,642,549  20,606,525
   188,000  SBS Technologies, Inc.                      4,821,375   6,956,000
   249,200  Sequent Computer Systems, Inc.              3,603,801   4,423,300
   140,000  Splash Technology, Inc.                     1,543,060   3,010,000
   323,200  StorMedia, Inc.                             5,707,260   5,211,600
   505,400  Stratus Computer, Inc.                     11,972,943  13,772,150
 1,120,000  Western Digital Corp.                      26,888,807  63,700,000
                                                     ------------ -----------
                                                      563,513,359 843,574,968

            THIS SECTOR IS 49.7% ABOVE YOUR FUND'S COST.

            DEPARTMENT STORES - 3.3%
 1,102,500  Consolidated Stores Corp.                  27,538,718  35,555,625
   241,100  Family Dollar Stores, Inc.                  4,781,222   4,912,411
   222,800  Proffitt's Inc.                             5,052,445   8,215,750
 3,535,800  Sears, Roebuck and Co.                    150,043,389 163,088,775
   190,000  Value City Dept. Stores Inc.                2,439,702   1,995,000
                                                     ------------ -----------
                                                      189,855,476 213,767,561

            THIS SECTOR IS 12.6% ABOVE YOUR FUND'S COST.

            DISTRIBUTION - 0.8%
   210,100  Black Box Corp.                             4,995,874   8,666,625
    67,500  Gulf South Medical Supply, Inc.             1,584,000   1,729,687
   435,000  MicroAge, Inc.                              6,535,348   8,700,000
   230,800  Olympic Steel Inc.                          5,533,418   5,856,550
   541,800  Tech Data Corp.                             8,288,779  14,831,775
   472,100  U.S. Office Products Co.                   17,074,127  16,110,413
                                                     ------------ -----------
                                                       44,011,546  55,895,050

            THIS SECTOR IS 27.0% ABOVE YOUR FUND'S COST.

            ELECTRICAL EQUIPMENT MANUFACTURERS - 1.2%
   281,500  AAR Corp.                                   6,652,043   8,515,375
   455,300  BE Aerospace, Inc.                         10,175,054  12,350,012
   475,000  Precision Castparts Corp.                  19,962,010  23,571,875
   847,200  Sundstrand Corp.                           29,823,606  36,006,000
                                                     ------------ -----------
                                                       66,612,713  80,443,262

            THIS SECTOR IS 20.8% ABOVE YOUR FUND'S COST.

            ELECTRONICS - 1.8%
   337,200  AVX Corp.                                   7,661,081   7,249,800
   165,500  Berg Electronics Corp.                      4,638,055   4,861,562
   376,000  Computer Products, Inc.                     7,973,715   7,332,000
   424,700  GenRad, Inc.                                9,015,431   9,874,275
   501,400  KEMET Corp.                                11,374,710  11,657,550
   153,000  Reptron Electronics, Inc.                   2,505,375   3,155,625
 1,076,400  SCI Systems, Inc.                          43,034,020  48,034,350
   440,200  Tektronix, Inc.                            21,885,694  22,560,250
    60,000  Veeco Instruments Inc.                      1,133,125   1,320,000
                                                     ------------ -----------
                                                      109,221,206 116,045,412

            THIS SECTOR IS 6.2% ABOVE YOUR FUND'S COST.

            FINANCIAL/BUSINESS SERVICES - 7.2%
 1,362,700  AccuStaff Inc.                             35,489,674  28,787,037
   569,100  AmeriCredit Corp.                           9,812,912  11,666,550
   226,600  Amerin Corp.                                4,832,545   5,834,950
   742,800  AMRESCO, Inc.                              16,670,782  19,869,900
   238,200  CMAC Investment Corp.                       6,883,556   8,753,850
   209,100  Comdisco, Inc.                              6,238,870   6,638,925
   101,100  Consolidated Graphics,Inc.                  4,892,225   5,661,600
 2,189,900  Conseco, Inc.                             115,788,782 139,606,125
   139,000  Consumer Portfolio Services, Inc.           1,900,212   1,563,750
   517,500  COREStaff Inc.                             11,902,978  12,258,540
    25,400  CORT Business Services Corp.                  476,250     523,875
   527,900  Credit Acceptance Corp.                     9,962,923  12,405,650
   550,800  Diebold, Inc.                              29,320,501  34,631,550
   896,000  Employee Solutions, Inc.                   16,295,475  18,368,000
   528,300  Metromail Corporation                      10,770,446   9,641,475
   783,100  MGIC Investment Corp.                      50,607,478  59,515,600
   344,450  The Money Store, Inc.                       5,637,605   9,515,431
   417,200  Norrell Corp.                               4,654,826  11,368,700
   249,000  Personnel Group of America, Inc.            3,773,595   6,007,125
   367,100  The PMI Group, Inc.                        16,719,422  20,328,163
   149,200  Pre-Paid Legal Services, Inc.               2,390,986   2,722,900
   397,700  Prime Service, Inc.                         9,644,616  10,936,750
   250,500  Provident American Corp.                    3,313,750   3,507,000
   155,400  RemedyTemp, Inc.                            2,188,396   2,680,650
   209,400  Southern Pacific Funding Corp.              6,374,460   6,517,575
   308,900  StaffMark, Inc.                             4,048,746   3,861,250
   235,000  Ugly Duckling Corp.                         4,363,938   4,582,500
   163,200  Ultrak, Inc.                                3,619,110   4,977,600
   243,200  Valassis Communications, Inc.               4,368,108   5,137,600
   135,000  Warrantech Corp.                            1,074,375   1,552,500
                                                     ------------ -----------
                                                      404,017,542 469,423,121

            THIS SECTOR IS 16.2% ABOVE YOUR FUND'S COST.

            FOOD/RESTAURANTS - 1.6%
   285,900  CKE Restaurants, Inc.                       4,059,087  10,292,400
    43,000  The Earthgrains Company                     2,108,255   2,246,750
   397,000  Food Lion Cl A                              3,148,728   3,883,057
   488,000  Food Lion CL B                              3,827,230   4,941,000
   205,000  Foodmaker, Inc.                             2,153,365   1,819,375
   104,500  JP Foodservice, Inc.                        2,384,663   2,912,938
 1,615,000  The Kroger Co.                             70,965,200  75,097,500
   100,000  Prosource Distribution Services             1,400,000   1,187,500
   147,000  Sonic Corp.                                 3,191,718   3,748,500
                                                     ------------ -----------
                                                       93,238,246 106,129,020

            THIS SECTOR IS 13.8% ABOVE YOUR FUND'S COST.

            HEALTHCARE - 2.2%
    37,100  Curative Health Services Inc.                 852,544   1,027,225
   357,500  Genesis Health Ventures, Inc.               9,677,465  11,127,187
   363,200  HealthCare COMPARE Corp.                   16,601,051  15,390,600
 1,380,500  HEALTHSOUTH Corp.                          48,483,891  53,321,813
 1,046,892  MedPartners, Inc.                          20,553,529  21,984,732
   519,400  OrNda HealthCorp                           13,190,658  15,192,450
   517,700  Orthodontic Centers of America Inc.         6,931,777   8,283,200
   321,300  Physicians Resource Group, Inc.             8,206,391   5,703,075
   327,200  Quorum Health Group, Inc.                   7,847,270   9,734,200
                                                     ------------ -----------
                                                      132,344,576 141,764,482

            THIS SECTOR IS 7.1% ABOVE YOUR FUND'S COST.

            HOME/OFFICE & RELATED - 1.5%
   395,400  Apogee Enterprises, Inc.                   13,635,848  15,717,150
   185,100  In Focus Systems, Inc.                      3,745,225   4,002,787
 1,633,900  Lowe's Companies, Inc.                     62,670,396  58,003,450
   243,300  Herman Miller, Inc.                         8,016,078  13,776,863
   410,000  Windmere-Durable Holdings Inc.              6,281,596   5,278,750
                                                     ------------ -----------
                                                       94,349,143  96,779,000

            THIS SECTOR IS 2.6% ABOVE YOUR FUND'S COST.

            LEISURE & ENTERTAINMENT - 0.3%
   526,000  Action Performance Cos. Inc.                6,260,651   9,468,000
   313,800  Interstate Hotels Company                   7,431,911   8,864,850
   160,000  Steiner Leisure LTD                         2,133,130   3,220,000
                                                     ------------ -----------
                                                       15,825,692  21,552,850

            THIS SECTOR IS 36.2% ABOVE YOUR FUND'S COST.

            MACHINERY/CONSTRUCTION & MISCELLANEOUS MANUFACTURING - 1.1%
   173,600  Applied Power Inc.                          5,167,139   6,878,900
   249,300  Chicago Miniature Lamp, Inc.                4,513,977  10,345,950
   945,500  Coltec Industries Inc.                     15,781,558  17,846,312
   214,200  DT Industries, Inc.                         7,322,373   7,497,000
   613,800  JLG Industries, Inc.                        1,417,988   9,820,800
   261,250  PAXAR Corp.                                 4,277,215   4,506,563
   146,000  The Shaw Group, Inc.                        3,090,888   3,412,750
   278,000  Watts Industries, Inc.                      6,067,985   6,637,250
   337,000  Wyman-Gordon Co.                            7,532,080   7,498,250
                                                     ------------ -----------
                                                       55,171,203  74,443,775

            THIS SECTOR IS 34.9% ABOVE YOUR FUND'S COST.

            MEDICAL/DENTAL PRODUCTS & SUPPLIES - 2.1%
   495,800  ADAC Laboratories                          10,974,642  11,837,225
   148,000  Advanced Technology
              Laboratories, Inc.                        4,800,147   4,588,000
   480,000  AmeriSource Health Corp.                   15,034,002  23,160,000
   213,400  Ballard Medical Products                    4,063,970   3,974,575
   613,500  ESC Medical Systems Ltd.                   15,935,371  15,644,250
   626,800  Guidant Corp.                              32,128,567  35,727,600
   229,300  Hologic, Inc.                               5,375,304   5,675,175
    84,500  Marquette Medical Systems Inc.              1,817,000   1,869,563
   285,000  Medical Resources, Inc.                     2,906,308   3,241,875
   316,000  Physio-Control International
              Corp.                                     7,026,812   7,110,000
   289,700  Sybron International Corp.                  8,164,887   9,560,100
   480,000  Twin Laboratories, Inc.                     5,760,000   5,820,000
   253,000  Vital Signs, Inc.                           6,315,801   6,578,000
                                                     ------------ -----------
                                                      120,302,811 134,786,363

            THIS SECTOR IS 12.0% ABOVE YOUR FUND'S COST.

            NETWORKING - 6.8%
 2,435,400  3Com Corp.                                112,470,510 178,697,475
 3,991,200  Cisco Systems Inc.                        146,916,167 253,940,100
   193,500  Uniphase Corp.                              3,179,084  10,158,750
                                                     ------------ -----------
                                                      262,565,761 442,796,325

            THIS SECTOR IS 68.6% ABOVE YOUR FUND'S COST.

            OIL/GAS FIELD SERVICES - 12.3%
   325,500  Apache Corp.                                9,430,417  11,514,562
   398,000  Benton Oil and Gas Co.                     10,247,819   9,004,750
   816,400  BJ Services Co.                            27,272,486  41,636,400
 1,059,600  Chesapeake Energy Corporation              62,567,861  58,940,250
   188,000  Diamond Offshore Drilling, Inc.             7,131,723  10,716,000
   235,200  Energy Ventures, Inc.                       6,185,195  11,965,800
   705,600  Ensco International Inc.                   29,685,400  34,221,600
 3,066,000  Global Marine Inc.                         44,916,313  63,236,250
 1,091,500  Marine Drilling Companies, Inc.            11,505,152  21,489,452
 2,779,100  Noble Drilling Corp.                       34,396,596  55,234,613
   156,600  Nuevo Energy Co.                            6,278,795   8,143,200
   410,600  Offshore Logistics, Inc.                    6,293,628   7,955,375
 2,897,100  Oryx Energy Co.                            47,321,807  71,703,225
   532,700  Phillips Petroleum Co.                     22,114,319  23,571,975
   668,300  Pride Petroleum Services, Inc.             10,821,254  15,537,975
   938,500  Reading & Bates Corp.                      11,560,459  24,870,250
 1,500,000  Rowan Companies, Inc.                      27,252,777  33,937,500
 2,197,800  Schlumberger Ltd.                         191,712,892 219,505,275
   416,300  Smith International, Inc.                  11,868,332  18,681,463
   328,600  Swift Energy Co.                            7,927,108   9,816,925
   178,000  Trico Marine Services, Inc.                 7,088,876   8,544,000
   972,600  USX-Marathon Group                         23,936,704  23,220,825
   222,800  Veritas DGC Inc.                            5,351,885   4,121,800
   464,600  Vintage Petroleum, Inc.                    10,516,057  16,028,700
    61,400  Wiser Oil Company                           1,293,050   1,212,650
                                                     ------------ -----------
                                                      634,676,905 804,810,815

            THIS SECTOR IS 26.8% ABOVE YOUR FUND'S COST.

            PHARMACEUTICALS - 2.0%
   641,000  Bio-Technology General Corp.                5,253,920   8,413,125
   207,200  Jones Medical Industries, Inc.              7,350,079   7,588,700
   139,400  Medicis Pharmaceutical Corp.                6,107,670   6,133,600
   100,000  Serologicals Corp.                          2,619,500   3,537,500
 1,548,600  Teva Pharmaceutical
              Industries Ltd. ADR                      69,251,676  77,817,150
   547,200  Watson Pharmaceuticals Inc.                23,205,414  24,590,074
                                                     ------------ -----------
                                                      113,788,259 128,080,149

            THIS SECTOR IS 12.6% ABOVE YOUR FUND'S COST.

            RETAILING-SPECIALTY - 13.1%
   145,000  American Eagle Outfitters, Inc              2,920,103   1,141,875
 1,169,500  AnnTaylor Stores Corp.                     23,971,636  20,466,250
   384,600  Borders Group, Inc.                        13,673,533  13,797,525
    88,500  Burlington Coat Factory
              Warehouse Corp.                           1,071,726   1,150,500
 2,323,600  CompUSA Inc.                               31,258,488  47,924,250
    94,000  Creative Computers, Inc.                      974,081     693,250
 2,153,700  CVS Corporation                            81,683,099  89,109,337
   508,900  Dollar General Corp.                       16,438,181  16,284,800
   509,500  Dress Barn, Inc.                            6,941,288   7,642,500
   923,000  Footstar, Inc.                             19,351,896  22,959,625
   425,000  French Fragrances Inc.                      2,550,000   3,293,750
 5,498,000  Gap, Inc.                                 131,404,148 165,627,250
   656,700  General Nutrition Companies, Inc.          12,470,060  11,081,813
   220,000  Goody's Family Clothing, Inc.               3,200,502   3,932,500
   631,000  Hollywood Entertainment Corp.              13,283,752  11,673,500
   450,600  Linens'n Things, Inc.                       7,081,197   8,843,025
   368,200  Mac Frugal's Bargainso
              Close-outs Inc.                           8,120,023   9,619,225
   170,000  Paul Harris Stores, Inc.                    1,970,653   3,017,500
 1,191,200  Payless ShoeSource, Inc.                   38,000,420  44,670,000
   974,800  Pier 1 Imports, Inc.                       13,419,754  17,180,850
   545,400  Ross Stores, Inc.                          26,829,658  27,270,000
   892,700  The Sports Authority, Inc.                 19,559,870  19,416,225
   567,600  Stage Stores, Inc.                         11,000,915  10,358,700
   599,100  The Stride Rite Corp.                       5,281,336   5,991,000
   426,300  Tiffany & Co.                              15,101,929  15,613,238
 2,232,400  TJX Companies, Inc.                        63,055,117 105,759,950
 5,672,200  Toys 'R' Us, Inc.                         199,824,428 170,166,000
                                                     ------------ -----------
                                                      770,437,793 854,684,438

            THIS SECTOR IS 10.9% ABOVE YOUR FUND'S COST.

            SEMICONDUCTORS & RELATED - 6.7%
   123,000  BENCHMARQ
              Microelectronics, Inc.                    1,727,833   2,629,125
   300,000  Chips & Technologies, Inc.                  6,860,826   5,475,000
   367,000  Digital Microwave Corp.                     7,611,832  10,230,125
   261,000  ESS Technology Inc.                         6,155,754   7,340,625
   127,400  Flextronics International Ltd.              3,752,670   3,535,350
 2,430,300  Intel Corp.                               174,865,750 318,218,621
    10,000  Micrion Corp.                                 185,000     217,500
   158,200  Microsemi Corp.                             1,841,023   2,254,350
 2,523,600  National Semiconductor Corp.               58,651,123  61,512,750
   110,000  QLogic Corp.                                1,877,144   2,832,500
   156,300  Semtech Corp.                               2,047,212   2,676,638
   122,400  Sipex Corp.                                 3,303,542   3,947,400
   337,000  Tower Semiconductor Ltd.                    3,723,714   3,538,500
   518,600  VLSI Technology, Inc.                      12,188,251  12,381,575
                                                     ------------ -----------
                                                      284,791,674 436,790,059

            THIS SECTOR IS 53.4% ABOVE YOUR FUND'S COST.

            SOFTWARE - 5.4%
   837,000  Adobe Systems Inc.                         30,200,523  31,282,875
 1,146,200  BMC Software, Inc.                         17,969,582  47,424,025
   827,450  Cadence Design Systems, Inc.               11,356,098  32,891,138
   332,000  Cellular Technical Services
              Co., Inc.                                 6,177,111   6,640,000
   244,000  Cognos Inc.                                 2,478,551   6,862,500
 1,259,500  Computer Associates Int'l, Inc.            67,203,243  62,660,125
   917,000  Compuware Corp.                            34,071,814  45,964,625
   427,800  Electronics for Imaging, Inc.              31,740,265  35,186,550
   271,000  IKOS Systems, Inc.                          3,624,500   5,420,000
   180,000  Insight Enterprises, Inc.                   5,009,418   5,040,000
   924,450  McAffee Associates, Inc.                   32,249,222  40,675,800
   208,400  Parametric Technology Corp.                 9,173,990  10,706,550
   145,200  QuadraMed Corporation                       1,787,016   1,669,800
   323,447  Ross Systems, Inc.                          2,085,593   3,113,177
   666,800  Sterling Software, Inc.                    21,089,654  21,087,550
                                                     ------------ -----------
                                                      276,216,580 356,624,715

            THIS SECTOR IS 29.1% ABOVE YOUR FUND'S COST.

            TRANSPORTATION & RELATED - 0.9%
   244,900  AirNet Systems Inc.                         3,648,347   3,612,275
    90,000  Celadon Group, Inc.                           932,955     990,000
   848,400  Miller Industries, Inc.                     5,954,985  16,968,000
    95,200  Triumph Group, Inc.                         1,956,918   2,272,900
    53,400  UNC Inc.                                      592,003     640,800
 1,601,400  USAir Group, Inc.                          29,720,974  37,432,725
                                                     ------------ -----------
                                                       42,806,182  61,916,700

            THIS SECTOR IS 44.6% ABOVE YOUR FUND'S COST.

            MISCELLANEOUS - 2.3%
     6,900  American Precision Industries Inc.            134,439     138,000
   774,800  The B.F. Goodrich Company                  33,765,513  31,379,400
   371,900  Calpine Corp.                               5,950,400   7,438,000
   122,000  The Carbide/Graphite Group, Inc.            2,373,500   2,394,250
   208,700  Fairfield Communities, Inc.                 3,681,383   5,165,325
   171,800  The Metzler Group, Inc.                     3,401,231   5,454,650
   803,000  Philip Environmental Inc.                   8,600,075  11,643,500
 1,381,300  Praxair, Inc.                              44,681,143  63,712,462
   324,200  RPM, INC.                                   5,445,268   5,511,400
   461,300  United Waste Systems, Inc.                  8,931,662  15,857,188
                                                     ------------ -----------
                                                      116,964,614 148,694,175

            THIS SECTOR IS 27.1% ABOVE YOUR FUND'S COST.

            WARRANTS - 0.0%
        43  Sound Advice, Inc.
              Warrants, 06/14/99                                0           0
                                                   ------------- -------------
            Total common stocks                    5,016,867,728 6,433,456,443


                                                                       QUOTED
                                                                       MARKET
SHARES OR PRINCIPAL AMOUNT                                   COST  VALUE (B)<F4>
--------------------------                                   ----   ---------

SHORT-TERM INVESTMENTS - 0.7%(A)<F3>
            COMMERCIAL PAPER - 0.6%
$20,000,000 CIT Group Holdings, Inc.,                  19,996,833  19,996,833
            due 1/02/97, discount of 5.70%
10,000,000  Prudential Funding Corp.,                   9,987,556   9,987,556
            due 1/09/97, discount of 5.60%
10,000,000  CIT Group Holdings, Inc.,                   9,986,325   9,986,325
            due 1/10/97, discount of 5.47%
                                                     ------------ -----------
            Total commercial paper                     39,970,714  39,970,714

            VARIABLE RATE DEMAND NOTES - 0.1%
   972,308  American Family Financial Services            972,308     972,308
 8,275,000  Johnson Controls, Inc.                      8,275,000   8,275,000
   388,000  Wisconsin Electric Power Company              388,000     388,000
                                                     ------------ -----------
            Total variable rate demand notes            9,635,308   9,635,308
                                                     ------------ -----------
            Total short-term investments               49,606,022  49,606,022
                                                    -------------------------
            Total investments                    $5,066,473,750 6,483,062,465
                                                  =============
            Cash and receivables, less
            liabilities 1.0% (a)<F3>                               63,880,029
                                                                -------------
              NET ASSETS                                       $6,546,942,494
                                                                =============

            Net Asset Value Per Share
            ($0.01 par value 500,000,000
            shares authorized), offering
            and redemption price
            ($6,546,942,494 / 194,309,112
            shares outstanding)                                        $33.69
                                                                        =====

(a)<F3>Percentages for the various classifications relate to net assets.
(b)<F4>Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Short-term investments are valued at amortized cost which approximates quoted market value.


KUDOS FOR YOUR FUND . . .

o KIPLINGER'S -- Brandywine named among the top five long-term growth funds for its five year average return of 21.6 percent. September 1996
                                              --------------

o INVESTOR'S BUSINESS DAILY -- Brandywine listed among the top five growth funds for its three month performance and received an A ranking for its three year return. October 1996
        ------------

o MUTUAL FUNDS MAGAZINE -- Brandywine earned the highest five-star ranking and called". . . truly a Cadillac of growth funds." November 1996
                                                -------------

o MONEY -- Brandywine one of only six "10-year champ funds" with its 17.2 percent average annualized gain compared to the S&P 500's 13.4 percent return. November 1996
-------------

o SMART MONEY -- Brandywine named as one of Morningstar's picks for funds that "Stick to their chosen style and still manage to outperform." November 1996
                                                              -------------

o THE NEW YORK TIMES -- Of the ten largest mid-capitalization stock funds, Brandywine ranked as the Number One performing fund for both its one year and three year performance as of 1996 year end. January 1, 1997.
                                             ---------------

                               BOARD OF DIRECTORS

                                 John E. Burris
                                    Chairman
                               Burris Foods, Inc.
                               Milford, Delaware

                                Foster S. Friess
                                   President
                            Friess Associates, Inc.
                                Jackson, Wyoming

                                   Stig Ramel
                                Former President
                                Nobel Foundation
                               Stockholm, Sweden

                        (800) 656-3017 bfunds@friess.com


Investment Adviser: FRIESS ASSOCIATES, INC.
Custodian, Transfer Agent: FIRSTAR TRUST COMPANY

Independent Accountants: PRICE WATERHOUSE LLP
Legal Counsel: FOLEY & LARDNER

OFFICERS: Foster S. Friess, President and Treasurer; Clarke Adams, Vice President; William F. D'Alonzo, Vice President; Carl S. Gates, Vice President; Paul R. Robinson, Vice President; and Lynda J. Campbell, Secretary

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Brandywine Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance.

Report editor: Lynda J. Campbell
Report Staff: Margaret Barton, Rebecca A. Buswell, Paul R. Robinson, Jennifer Weldon